John Hancock Variable Insurance Trust

Supplement dated February 8, 2019 to the current

Prospectus (the “Prospectus”), as may be supplemented

Global Trust (the “fund”)

The following amends and restates the portfolio manager information in the summary section of the prospectus for this fund under the heading “Portfolio management” effective immediately:

Norman J. Boersma, CFA Chief Investment Officer; President; Lead Portfolio Manager Managed fund since 2011	Heather Arnold, CFA Executive Vice President; Portfolio Manager; Director of Research Managed fund since 2015	Peter M. Moeschter, CFA Executive Vice President; Portfolio Manager; Research Analyst Managed fund since 2019

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Templeton Global Advisors Limited (“Templeton Global”)” is amended to include Peter M. Moeschter, and remove Tucker Scott, as a Portfolio Manager of the fund effective immediately. Mr. Moeschter, Mr. Boersma and Ms. Arnold are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Peter M. Moeschter, CFA. Executive Vice President, Portfolio Manager, Research Analyst, Templeton Global Equity Group, Franklin Templeton Investments Corporation, Toronto, Ontario, Canada. Peter M. Moeschter is an executive vice president with responsibility for retail clients with mandates of global and international equities. Mr. Moeschter has sector research coverage of global food and household products, utilities in Europe and the Americas, with country coverage of Germany, Switzerland, Austria, Belgium, the Netherlands, and Luxembourg. He is the sector team leader of global utilities. He joined Templeton Global in 1997.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated February 8, 2019 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Global Trust (the “fund”)

The disclosure under “APPENDIX III - PORTFOLIO MANAGER INFORMATION” applicable to Templeton Global Advisors Limited as the subadvisor of the fund, as it specifically relates to the fund’s portfolio managers, is amended and restated as follows effective immediately:

TEMPLETON GLOBAL ADVISORS LIMITED

Global Trust

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Norman J. Boersma, CFA, Heather Arnold, CFA, and Peter M. Moeschter, CFA are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

The following table reflects information regarding other accounts for which each portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies and series thereof; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of December 31, 2017 (as of December 31, 2018 for Mr. Moeschter):

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Norman J. Boersma	11	$32,167.8	11	$12,839.6	3	$657.0
Heather Arnold	9	$31,658.6	11	$13,876.7	15	$2,973.1
Peter M. Moeschter	None	None	7	$2,226.1	4	$386.6

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Norman J. Boersma	None	None	None	None	None	None
Heather Arnold	None	None	None	None	3	$80.1
Peter M. Moeschter	None	None	None	None	2	$66.2

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2017 (as of December 31, 2018 for Mr. Moeschter). For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Norman J. Boersma	Over $1,000,000
Heather Arnold	None
Peter M. Moeschter	None

1 As of December 31, 2017 (as of December 31, 2018 for Mr. Moeschter), none of the portfolio managers beneficially owned shares of the fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.

2